Monolithic Power Systems
Q2 '23 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

July 31, 2023

MPS

rev 20220706

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections "Business Outlook" and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the third quarter of fiscal year 2023 and the near-term, medium-term and long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued adverse changes to the global economy, including due to the Russia-Ukraine conflict and the global economic downturn; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell, have manufactured or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, MPS's products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the COVID-19 pandemic and the Russia-Ukraine conflict); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in MPS's schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS's financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics, such as the COVID-19 pandemic, on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent banking collapse and the Russia-Ukraine conflict; and other important risk factors identified under the caption "Risk Factors" and elsewhere in MPS's Securities and Exchange Commission ("SEC") filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and our Quarterly Report on Form 10-Q filed with the SEC on May 5, 2023. The forward-looking statements in this press release and statements made during the accompanying webinar represent MPS's projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

Non-GAAP Measures

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income (expense), net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense, amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP operating expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Quarterly Revenue 2020 to 2023

$ in millions



$500
$450
$400
$350
$300
$250
$200
$150
$100
$165.8
$254.5
$377.7
$451.1
$186.2
$293.3
$461.0
$441.1
$259.4
$323.5
$495.4
$233.0
$336.5
$460.0
'20 '21 '22 '23
Q1
'20 '21 '22 '23
Q2
'20 '21 '22 '23
Q3
'20 '21 '22 '23
Q4

Revenue by Market – Q2'23

	% Change From		Revenue	
	Q1'23	Q2'22	% of Total	$million
Storage and Computing	3.9	1.8	28.2	$124.5
Industrial	4.8	(11.0)	11.3	$49.7
Consumer	2.9	(33.0)	14.8	$65.2
Enterprise Data	1.7	(26.4)	10.9	$48.0
Automotive	(0.9)	71.1	23.6	$104.4
Communications	(27.4)	(16.9)	11.2	$49.3
Total Revenue	(2.2)	(4.3)	100.0	$441.1

General Business Conditions

Selected P&L Data

$ and shares in millions, except per share amounts

	Q2'23	Q1'23	Q2'22
Revenue	$441.1	$451.1	$461.0
GAAP			
Gross Margin	56.1%	57.4%	58.8%
OPEX	$135.4	$134.5	$129.1
Operating Income	$112.3	$124.3	$141.9
Operating Margin	25.5%	27.6%	30.8%
Stock Comp.	$38.0	$37.0	$42.9
Net Income	$99.5	$109.8	$114.7
EPS	**$2.04**	**$2.26**	**$2.37**
Shares O/S (FD)	48.8	48.7	48.3
Non-GAAP			
Gross Margin	56.5%	57.7%	59.0%
OPEX	$96.0	$96.0	$92.7
Operating Income	$153.1	$164.1	$179.4
Operating Margin	34.7%	36.4%	38.9%
Net Income	$137.5	$146.0	$157.0
EPS	**$2.82**	**$3.00**	**$3.25**

Selected Balance Sheet Data

$ in millions

	Q2'23	Q1'23	Q2'22
Cash, Cash Equivalents & Investments	$941.1	$919.1	$814.1
Cash Flow from Operations	$90.2	$218.8	$105.2
Capital Spending	$7.8	$8.9	$11.8
Accounts Receivable			
Dollars	$169.2	$184.3	$125.5
Days	35	37	25
Inventory			
Dollars	$427.4	$430.8	$359.6
Days – Current quarter revenue	201	204	172
Next quarter's revenue	186	203	160

2023 Q3 Outlook

$ and shares in millions

	Range From	Range To
Revenue	$464.0	$484.0
GAAP		
Gross Margin	55.5%	56.1%
Operating Expenses	$129.4	$133.4
Non-GAAP		
Gross Margin	55.7%	56.3%
Operating Expenses	$96.9	$98.9
Total Stock Compensation Expense	$33.5	$35.5
Interest Income	$3.0	$3.4
Shares Outstanding (FD)	48.6	49.0

Monolithic Power Systems
Q2 '23 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

July 31, 2023

rev 20220706

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Net income	$ 99,504	$ 114,679	$ 209,306	$ 194,245
Adjustments to reconcile net income to non-GAAP net income:				
Stock-based compensation expense	37,992	42,915	75,001	82,726
Amortization of purchased intangible assets	33	33	66	66
Deferred compensation plan expense (income), net	260	(302)	511	(475)
Tax effect	(280)	(314)	(1,367)	(1,276)
Non-GAAP net income	$ 137,509	$ 157,011	$ 283,517	$ 275,286
Non-GAAP net income per share:				
Basic	$ 2.90	$ 3.36	$ 5.99	$ 5.91
Diluted	$ 2.82	$ 3.25	$ 5.82	$ 5.70
Shares used in the calculation of non-GAAP net income per share:				
Basic	47,489	46,675	47,361	46,550
Diluted	48,756	48,286	48,705	48,268

MPS

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Gross profit	$ 247,675	$ 270,961	$ 506,455	$ 489,841
Gross margin	56.1%	58.8%	56.8%	58.4%
Adjustments to reconcile gross profit to non-GAAP gross profit:				
Stock-based compensation expense	1,150	1,198	2,297	2,505
Deferred compensation plan expense (income)	280	(48)	460	(51)
Non-GAAP gross profit	$ 249,105	$ 272,111	$ 509,212	$ 492,295
Non-GAAP gross margin	56.5%	59.0%	57.1%	58.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Total operating expenses	$ 135,350	$ 129,073	$ 269,854	$ 251,819
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:				
Stock-based compensation expense	(36,842)	(41,717)	(72,704)	(80,221)
Amortization of purchased intangible assets	(33)	(33)	(66)	(66)
Deferred compensation plan income (expense)	(2,469)	5,338	(5,073)	7,701
Non-GAAP operating expenses	$ 96,006	$ 92,661	$ 192,011	$ 179,233

MPS

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Total operating income	$ 112,325	$ 141,888	$ 236,601	$ 238,022
Adjustments to reconcile total operating income to non-GAAP total operating income:				
Stock-based compensation expense	37,992	42,915	75,001	82,726
Amortization of purchased intangible assets	33	33	66	66
Deferred compensation plan expense (income)	2,748	(5,387)	5,533	(7,752)
Non-GAAP operating income	$ 153,098	$ 179,449	$ 317,201	$ 313,062

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Total other income (expense), net	$ 6,543	$ (5,092)	$ 11,840	$ (5,726)
Adjustments to reconcile other income (expense), net to non-GAAP other income (expense), net:				
Deferred compensation plan expense (income)	(2,488)	5,085	(5,022)	7,277
Non-GAAP other income (expense), net	$ 4,055	$ (7)	$ 6,818	$ 1,551

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Total income before income taxes	$ 118,868	$ 136,796	$ 248,441	$ 232,296
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:				
Stock-based compensation expense	37,992	42,915	75,001	82,726
Amortization of purchased intangible assets	33	33	66	66
Deferred compensation plan expense (income), net	260	(302)	511	(475)
Non-GAAP income before income taxes	$ 157,153	$ 179,442	$ 324,019	$ 314,613

MPS

GAAP to Non-GAAP Reconciliation

2023 THIRD QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending September 30, 2023	
	Low	High
Gross margin	55.5%	56.1%
Adjustment to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation expense	0.2%	0.2%
Non-GAAP gross margin	55.7%	56.3%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending September 30, 2023	
	Low	High
Operating expenses	$ 129,400	$ 133,400
Adjustments to reconcile operating expenses to non-GAAP operating expenses:		
Stock-based compensation expense	(32,500)	(34,500)
Non-GAAP operating expenses	$ 96,900	$ 98,900

MPS